UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 29, 2026
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

The information provided below in Item 3.02 regarding the Exchange Agreements (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 3.02 – Unregistered Sales of Equity Securities.

On May 29 and June 1, 2026, Greenidge Generation Holdings Inc. (the “Company”) entered into separate privately negotiated exchange agreements (collectively, the “Exchange Agreements”), under which it issued an aggregate of 1,162,221 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), in exchange for $2,089,400 aggregate principal amount of its 8.50% Senior Notes due October 2026. Pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Common Stock issued in such transactions were issued to existing security holders of the Company exclusively in exchange for such holders’ securities and no commission or other remuneration was paid or given for soliciting the exchange. Other exemptions may apply.

Although the Company currently has no existing agreement to consummate any additional exchange or other similar transactions at this time, the Company continues to seek opportunities to satisfy its obligations in whole, or in part, of the $33,138,350 in remaining outstanding aggregate principal amount of its 8.50% Senior Notes due October 2026 in non-cash consideration and, consequently, the Company may consummate one or more additional similar transactions, from time to time, as opportunities emerge but is under no obligation to do so.

The above description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreements in substantially the form filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: June 4, 2026